Fees Summary	Feb. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,239,580.5
Total Transaction Valuation	14,628,220,088.2
Total Offset Amount	0
Net Fee	$ 2,239,580.5